UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2024

Date of reporting period:	March 1 , 2023 – February 29, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FRANKLIN TEMPLETON

Putnam Floating Rate Income Fund

Annual report
2 | 29 | 24

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund's shareholder reports will be mailed to you beginning in July 2024.

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Annual report
2 | 29 | 24

Message from the Trustees

April 8, 2024

Dear Fellow Shareholder:

We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments. With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

We are also excited to welcome Jane E. Trust as an interested trustee to your Board of Trustees. Ms. Trust contributes over 30 years of investment management experience to The Putnam Funds, and has served as Senior Vice President, Fund Board Management, at Franklin Templeton since 2020.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced professionals. Your investment team is exploring new and attractive opportunities for your fund while monitoring changing market conditions.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 7–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, an LSEG company.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/24. See above and pages 7–10 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Floating Rate Income Fund

Rob, please describe investing conditions during the reporting period.

Floating rate bank loans delivered positive performance despite significant market volatility over the period. Rising interest rates, banking turmoil, a U.S. debt ceiling crisis, and geopolitical concerns weighed on investor sentiment. Better-than-expected corporate earnings and positive economic data helped drive demand for risk assets and calm recessionary fears.

To combat stubborn inflation, the Federal Reserve raised its benchmark rate three times over the period. After skipping a rate hike in June 2023, the Fed moved interest rates to a 22-year high of 5.25%–5.50% in July 2023. Thereafter, the Fed held rates steady.

As inflation continued to decline, investor optimism rose that the Fed would continue to ease its monetary tightening. In November and December 2023, signs that U.S. inflation was declining faster than anticipated contributed to a rally in bond and credit markets. Investors began to price-in several projected interest-rate cuts from the Fed in calendar 2024. However, an uptick in U.S. inflation in January and February 2024 curbed some of this enthusiasm.

Floating Rate Income Fund 3

Credit qualities are shown as a percentage of the fund’s net assets as of 2/29/24. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/24. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Floating Rate Income Fund

Near period-end, the Fed signaled it would likely hold rates higher for longer than expected.

Against this backdrop, the yield on the 10-year U.S. Treasury note began the period at 3.92%, climbed to a high of 4.99% in October 2023, and ended the period at 4.25%. Floating-rate bank loans, as measured by the Morningstar LSTA US Leveraged Loan Index, returned 11.49%, which outperformed investment-grade [IG] corporate bonds. The latter returned 5.97%, as measured by the Bloomberg U.S. Corporate Bond Index. Like floating-rate loans, the high-yield corporate bond market benefited as risk appetite improved, with the JPMorgan Developed High Yield Index returning 11.88% for the period.

How did the fund perform for the 12 months ended February 29, 2024?

The fund’s class A shares returned 10.74%, underperforming its benchmark, the Morningstar LSTA US Leveraged Loan Index, by 75 basis points. Fund performance ranked in the second quartile among its Lipper peer group, Loan Participation Funds, for the reporting period.

Which factors had the biggest influence on fund performance relative to the benchmark?

Credit selection, driven by our fundamental conviction and HOLD ratings on several companies with loans trading in the 80s to low 90s as a percent of par in the first half of 2023, contributed positively to fund performance. The fund remained intentionally underweight in CCC-rated exposure, which detracted from returns. We have only sparingly sought to invest in CCC-rated companies due to both volatility and liquidity concerns. This segment of the credit market — the perceived riskiest issuers — outperformed higher-rated issuers as investors’ risk appetite for corporate credit grew later in the period.

What is the team’s near-term outlook for the leveraged loan market?

We are constructive on the leveraged loan market. In the first two months of calendar 2024, leveraged loans were up 1.72%, and outperformed IG bonds, which returned –1.38%, and high-yield bonds, which returned 0.56%, over the same time period. We believe the leveraged loan market is poised to generate an annual return of 9.00%–10.00% in calendar 2024.

Combined exchange-traded funds and mutual fund inflows remain positive. Collateralized loan obligation [CLO] formation has accelerated, and fourth-quarter 2023 earnings have been encouraging. We believe CLO issuance will be noticeably higher in calendar 2024, given our expectation that U.S. banks will return as a key investor of AAA-rated liabilities. We expect these conditions will underpin positive demand in the leveraged loan market. In terms of retail fund inflows, investors will need to balance potentially competing factors, in our view. These factors include an attractive yield on floating-rate loans, and the positive fundamental impact of future rate cuts, which lowers an issuer’s debt service costs [the money required to pay interest and principal on a loan or debt]. If the Fed cuts interest rates, the adjustable or floating-rate component of the leveraged loan market will decline.

We expect loan defaults will move higher this year. Our 12-month outlook for loan defaults, including actual defaults and distressed exchanges that result in par losses, is 3.75%–4.00%. This range compares with the current trailing 12-month default rate of 3.2%. Our forecast is based on overall favorable fourth-quarter calendar 2023 earnings; what we believe to be strong market technicals [supply/demand metrics] that will facilitate

Floating Rate Income Fund 5

refinancings for upcoming maturities; an increase in single B-rated issuers exposed to a higher-for-longer interest-rate environment impacting their floating-rate debt service requirements; and the overhang from 2021 lofty valuations for certain leveraged buyout transactions. We believe idiosyncratic credit risk remains evident and will allow for a steady rise in defaults over the next 12 months.

How is the portfolio positioned as of March 1, 2024?

During the reporting period, the fund was well diversified across issuers and industries. As of March 1, 2024, the fund’s largest sector exposure is in technology, where we have a slightly underweight position relative to the benchmark. The fund has relative overweight positions in housing and energy and underweight positions in health care and financials.

In our positioning across credit quality tiers, fundamental research plays a key role. Our credit analysts cover the full ratings spectrum from IG to more speculative, below-IG issuers. The fund closely aligned with the benchmark in terms of ratings distribution with the following differences. The fund holds underweight positions in BBB-rated and CCC-rated loans. BB-rated and single B-rated assets account for 36.9% and 48.5% of the fund, respectively, compared with the benchmark’s 31.0% and 53.0%, respectively. Our research team evaluates potential investment opportunities based on each issuer’s company-specific fundamentals within the context of broader industry dynamics. The fund has minimal exposure to CCC-rated issuers.

The fund also opportunistically invests in corporate bonds, predominantly high-yield securities. We chose to reduce our high-yield exposure since September 2023, due to significant spread compression of these fixed-rate securities. As of March 1, 2024, the fund is 87% invested in leveraged loans.

Thanks for your time and for bringing us up to date, Rob.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Floating Rate Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2024, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or franklintempleton.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 2/29/24

	Life of fund	10 years	5 years	3 years	1 year
Class A (8/4/04)
Before sales charge	3.62%	3.30%	3.81%	4.63%	10.74%
After sales charge	3.50	3.06	3.34	3.84	8.24
Class B (9/7/04)
Before CDSC	3.41	3.12	3.60	4.42	10.52
After CDSC	3.41	3.12	3.60	4.42	9.52
Class C (9/7/04)
Before CDSC	3.29	2.67	3.01	3.80	9.77
After CDSC	3.29	2.67	3.01	3.80	8.77
Class R (9/7/04)
Net asset value	3.36	3.04	3.55	4.37	10.46
Class R6 (5/22/18)
Net asset value	3.89	3.60	4.16	4.97	11.10
Class Y (10/4/05)
Net asset value	3.86	3.56	4.07	4.89	11.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Floating Rate Income Fund 7

Comparative annualized index returns For periods ended 2/29/24

	Life of fund	10 years	5 years	3 years	1 year
Morningstar LSTA US
Leveraged Loan Index*	4.88%	4.49%	5.26%	5.70%	11.49%
Lipper Loan Participation
Funds category median†	3.87	3.48	3.94	4.48	10.30

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, an LSEG company.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/24, there were 232, 217, 206, 166, and 25 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,595 and $13,009, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,490, $14,247 and $14,185, respectively.

8 Floating Rate Income Fund

Fund price and distribution information For the 12-month period ended 2/29/24

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.685140		$0.669750	$0.627907	$0.665975	$0.710779	$0.704733
Capital gains	—		—	—	—	—	—
Return of capital*	0.031857		0.031141	0.029195	0.030966	0.033049	0.032768
Total	$0.716997		$0.700891	$0.657102	$0.696941	$0.743828	$0.737501
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/28/23	$7.89	$8.07	$7.89	$7.89	$7.89	$7.90	$7.90
2/29/24	7.98	8.16	7.98	7.97	7.98	7.99	7.99
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	8.85%	8.66%	8.64%	8.07%	8.59%	9.19%	9.11%
Current 30-day
SEC yield[2]	N/A	7.81	7.79	7.23	7.73	8.31	8.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 46.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Floating Rate Income Fund 9

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/24

	Life of fund	10 years	5 years	3 years	1 year
Class A (8/4/04)
Before sales charge	3.65%	3.38%	4.10%	5.01%	11.56%
After sales charge	3.53	3.14	3.62	4.22	9.05
Class B (9/7/04)
Before CDSC	3.44	3.20	3.89	4.76	11.34
After CDSC	3.44	3.20	3.89	4.76	10.34
Class C (9/7/04)
Before CDSC	3.33	2.74	3.32	4.23	10.73
After CDSC	3.33	2.74	3.32	4.23	9.73
Class R (9/7/04)
Net asset value	3.38	3.10	3.81	4.71	11.28
Class R6 (5/22/18)
Net asset value	3.91	3.67	4.42	5.31	11.93
Class Y (10/4/05)
Net asset value	3.89	3.62	4.33	5.24	11.84

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/23	1.03%	1.23%	1.78%	1.28%	0.70%	0.78%
Annualized expense ratio for the
six-month period ended 2/29/24*	1.04%	1.24%	1.79%	1.29%	0.71%	0.79%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

10 Floating Rate Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/23 to 2/29/24. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.30	$6.32	$9.11	$6.57	$3.62	$4.03
Ending value (after expenses)	$1,050.20	$1,049.10	$1,046.30	$1,048.90	$1,051.90	$1,051.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/24. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (366).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/24, use the following calculation method. To find the value of your investment on 9/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.22	$6.22	$8.97	$6.47	$3.57	$3.97
Ending value (after expenses)	$1,019.69	$1,018.70	$1,015.96	$1,018.45	$1,021.33	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/24. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (366).

Floating Rate Income Fund 11

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

Bloomberg U.S. Corporate Bond Index is an unmanaged index that seeks to measure the investment-grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

Morningstar® LSTA® US Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not  guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments or Franklin Templeton, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

12 Floating Rate Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, your fund’s manager sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

The Putnam Funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Funds’ proxy voting guidelines and procedures at no charge by calling Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Floating Rate Income Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Floating Rate Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund 15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders
of Putnam Floating Rate Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Floating Rate Income Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the four years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the four years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 8, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

16 Floating Rate Income Fund

The fund’s portfolio 2/29/24

SENIOR LOANS (86.6%)*c	Principal amount	Value
Advertising and marketing services (1.3%)
Advantage Sales & Marketing, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 10.092%, 10/28/27	$1,118,828	$1,115,561
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 9.074%, 8/21/26	2,360,512	2,346,089
CMG Media Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.948%, 12/17/26	1,590,711	1,330,232
		4,791,882
Automotive (0.3%)
Wand NewCo 3, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.076%, 1/20/31	1,000,000	1,001,250
		1,001,250
Basic materials (10.1%)
Arsenal AIC Parent, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.083%, 8/19/30	997,500	997,749
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.848%, 12/20/29	351,494	351,614
BWAY Holding Co. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.326%, 8/10/26	1,472,868	1,475,931
Core & Main LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.50%), 7.966%, 6/10/28	1,461,278	1,455,798
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 9.176%, 11/23/27	2,089,049	2,057,713
GEON Performance Solutions, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.75%), 10.36%, 8/20/28	977,500	976,278
Herens US Holdco Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.93%), 9.373%, 4/30/28	2,119,954	1,980,652
Janus International Group, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.623%, 7/25/30	1,995,000	1,996,995
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.268%, 2/4/26	1,478,058	1,418,936
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.676%, 10/15/28	616,900	616,592
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.941%, 9/30/28	23,580	23,469
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.424%, 4/3/28	746,250	745,787
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.419%, 4/3/28	1,476,042	1,474,507
Olympus Water US Holding Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.36%, 9/21/28	2,463,847	2,459,388
Pregis TopCo, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.191%, 8/1/26	1,466,250	1,464,051
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.63%), 6.696%, 2/1/27	1,504,543	1,503,835
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.441%, 3/16/27	2,106,436	2,103,803
Smyrna Ready Mix Concrete, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.82%, 4/1/29	1,178,313	1,179,786
Summit Materials, LLC bank term loan FRN (CME Term SOFR 1 Month + 2.50%), 7.827%, 11/30/28	1,000,000	1,002,080

Floating Rate Income Fund 17

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Basic materials cont.
TAMKO Building Products, LLC bank term loan FRN Ser. B , (CME Term SOFR 1 Month + 3.50%), 8.87%, 9/13/30	$2,010,494	$2,009,247
TMS International Corp./DE bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.588%, 3/4/30	1,488,750	1,489,688
Tronox Finance, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.848%, 8/10/28	1,000,000	998,750
Tronox Finance, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.598%, 4/4/29	982,500	979,553
Vibrantz Technologies, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.573%, 4/21/29	1,978,731	1,930,608
W.R. Grace Holdings, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.36%, 9/22/28	1,979,849	1,976,879
Watlow Electric Manufacturing, Co. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.329%, 3/2/28	1,402,473	1,399,850
Windsor Holdings III, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.50%), 9.824%, 6/22/30	997,500	998,278
		37,067,817
Broadcasting (0.9%)
iHeartCommunications, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.00%), 8.441%, 5/1/26	1,926,582	1,692,984
Univision Communications, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.691%, 3/24/26	1,567,344	1,564,899
		3,257,883
Building materials (5.0%)
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.076%, 10/19/27	2,326,962	2,328,754
Chariot Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.676%, 10/22/28	2,940,000	2,931,915
Cornerstone Building Brands, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.668%, 4/12/28	2,858,662	2,818,555
CPG International, LLC bank term loan FRN Ser. B, (CME Term SOFR 6 Month + 2.50%), 7.926%, 4/28/29	2,468,750	2,464,899
LBM Acquisition, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.176%, 12/17/27	2,759,601	2,749,611
MI Windows And Doors, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.926%, 12/18/27	1,964,912	1,963,694
Park River Holdings, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.843%, 12/28/27	972,484	944,622
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.448%, 2/28/27	1,427,000	28,540
SRS Distribution, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.941%, 5/20/28	1,959,799	1,955,958
		18,186,548
Capital goods (9.5%)
American Trailer World Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.176%, 3/3/28	2,110,850	2,058,522
Barnes Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.426%, 8/30/30	498,750	498,999
Bleriot US Bidco, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.593%, 10/31/28	497,500	498,356

18 Floating Rate Income Fund

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Capital goods cont.
Chart Industries, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.674%, 3/17/30	$2,482,795	$2,485,129
Clarios Global LP bank term loan FRN (CME Term SOFR 1 Month + 3.00%), 8.326%, 5/6/30	2,572,727	2,571,930
CPM Holdings, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 9.826%, 9/22/28	500,000	499,895
DexKo Global, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.598%, 10/4/28	625,000	625,263
DexKo Global, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.75%), 9.36%, 10/4/28	994,937	990,589
DXP Enterprises, Inc./TX bank term loan FRN (CME Term SOFR 1 Month + 4.75%), 10.291%, 10/6/30	1,496,250	1,494,380
Emerald Debt Merger Sub, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.50%), 7.818%, 5/31/30	1,000,000	997,250
Enviri Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.25%), 7.691%, 3/5/28	1,950,000	1,922,369
Filtration Group Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.941%, 10/19/28	2,451,118	2,450,040
GFL Environmental, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.50%), 7.816%, 5/31/27	565,131	565,487
JFL-Tiger Acquisition Co., Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.317%, 10/5/30	1,000,000	1,002,810
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.685%, 6/15/28	1,790,816	1,782,990
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.61%, 6/1/28	2,094,779	2,091,511
OT Merger Corp. bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.61%, 10/15/28	976,548	877,849
Patriot Container Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.176%, 3/20/25	479,644	464,204
Pro Mach Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.076%, 8/13/28	2,940,838	2,943,191
Reynolds Group Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.691%, 9/20/28	979,924	980,924
TransDigm, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.598%, 8/24/28	1,717,424	1,720,172
TransDigm, Inc. bank term loan FRN Ser. J, (CME Term SOFR 1 Month + 3.25%), 8.598%, 2/28/31	600,000	602,046
TRC Cos., Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.191%, 11/17/28	2,000,000	1,991,660
Vertiv Group Corp. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 2.50%), 7.944%, 3/2/27	2,662,215	2,664,638
		34,780,204
Commercial and consumer services (3.1%)
Allied Universal Holdco, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.75%), 10.076%, 5/11/28	498,750	498,750
Allied Universal Holdco, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.176%, 5/5/28	1,959,912	1,950,838
Garda World Security Corp. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.625%, 2/1/29	3,114,604	3,110,710

Floating Rate Income Fund 19

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Commercial and consumer services cont.
GTCR W Merger Sub, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.326%, 9/21/30	$1,333,333	$1,337,227
HomeServe USA, Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.00%), 8.32%, 10/13/30	1,000,000	998,750
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.423%, 4/11/29	3,316,194	3,040,883
Omnia Partners, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.575%, 7/25/30	500,000	500,980
		11,438,138
Communication services (3.5%)
Altice France SA/France bank term loan FRN Ser. B14, (CME Term SOFR 1 Month + 5.50%), 10.814%, 8/31/28	1,545,462	1,425,688
Asurion, LLC bank term loan FRN Ser. B8, (CME Term SOFR 1 Month + 4.25%), 8.691%, 12/23/26	2,531	2,515
Cogeco Financing 2 LP bank term loan FRN (CME Term SOFR 3 Month + 2.50%), 7.941%, 9/1/28	1,747,544	1,676,052
Crown Subsea Communications Holding, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.75%), 10.067%, 1/27/31	1,500,000	1,505,625
CSC Holdings, LLC bank term loan FRN (CME Term SOFR 1 Month + 2.50%), 7.932%, 4/15/27	1,243,523	1,161,339
DIRECTV Financing, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 5.25%), 10.83%, 8/2/29	1,939,321	1,933,872
First Opportunity Fund, Ltd. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 9.079%, 7/20/28	1,955,000	1,952,556
Frontier Communications Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.191%, 10/8/27	2,243,103	2,228,680
Viasat, Inc. bank term loan FRN Class B, (CME Term SOFR 3 Month Plus CSA + 4.50%), 9.826%, 2/24/29	987,469	968,341
		12,854,668
Communications equipment (0.4%)
CommScope, Inc. bank term loan FRN Ser. B2, (CME Term SOFR 3 Month + 3.25%), 8.691%, 2/7/26	1,483,045	1,335,156
		1,335,156
Computers (4.1%)
Adeia, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.941%, 6/8/28	1,410,494	1,406,375
Central Parent, Inc. bank term loan FRN Class B, (CME Term SOFR 1 Month + 4.00%), 9.348%, 7/6/29	992,500	994,406
Condor Merger Sub, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.75%), 9.178%, 2/2/29	3,008,344	2,989,542
ConnectWise, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 9.11%, 9/30/28	980,000	977,854
Ivanti Software, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.839%, 12/1/27	1,955,175	1,823,201
LMI, Inc./DE bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.176%, 9/30/28	1,955,000	1,906,536
Project Sky Merger Sub, Inc. bank term loan FRN (CME Term SOFR 1 Month + 6.00%), 11.426%, 10/8/29	2,000,000	1,957,500
RealPage, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.441%, 4/22/28	2,954,660	2,873,052
		14,928,466

20 Floating Rate Income Fund

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Consumer staples (5.1%)
AG Group Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 9.326%, 12/29/28	$982,500	$971,751
Aramark Services, Inc. bank term loan FRN (CME Term SOFR 1 Month + 2.50%), 7.941%, 6/13/30	746,250	744,384
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 11.176%, 11/18/29	1,220,000	1,171,200
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.926%, 11/18/28	1,982,105	1,946,308
Brand Industrial Services, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.50%), 10.806%, 7/25/30	1,396,500	1,398,748
Fender Musical Instruments Corp. bank term loan FRN (CME Term SOFR 1 Month + 4.00%), 9.421%, 11/16/28	1,244,043	1,196,359
Hertz Corp. (The) bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.07%, 6/30/28	760,000	732,450
Hertz Corp. (The) bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.571%, 6/30/28	1,640,777	1,573,095
Hertz Corp. (The) bank term loan FRN Ser. C, (CME Term SOFR 1 Month + 3.25%), 8.697%, 6/30/28	317,152	304,070
IRB Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 2.75%), 8.176%, 12/15/27	2,477,315	2,473,005
Naked Juice, LLC bank term loan FRN (CME Term SOFR 3 Month + 6.00%), 11.448%, 1/24/30	500,000	401,720
Naked Juice, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.698%, 1/24/29	1,970,000	1,852,785
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.824%, 12/17/28	2,197,148	1,698,439
Uber Technologies, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.135%, 2/27/30	790,876	792,569
Upfield USA Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.75%), 10.31%, 1/31/28	1,496,250	1,483,532
		18,740,415
Electronics (1.2%)
Mirion Technologies US, Inc. bank term loan FRN (CME Term SOFR 6 Month + 2.75%), 8.36%, 10/20/28	1,673,795	1,672,222
Roper Industrial Products Investment Co. bank term loan FRN (CME Term SOFR 1 Month + 4.00%), 9.348%, 11/22/29	992,513	995,242
Vision Solutions, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.586%, 4/24/28	1,846,389	1,828,848
		4,496,312
Energy (3.8%)
BCP Renaissance Parent, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.871%, 10/31/28	1,599,775	1,600,271
ChampionX Corp. bank term loan FRN Class B, (CME Term SOFR 1 Month + 3.25%), 8.176%, 5/13/29	990,019	991,751
CQP Holdco LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.348%, 12/31/30	1,743,966	1,742,449
GIP II Blue Holding LP bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.50%), 9.941%, 9/22/28	2,544,792	2,545,199
GIP Pilot Acquisition Partners LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.327%, 9/15/30	1,333,333	1,332,227

Floating Rate Income Fund 21

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Energy cont.
Medallion Midland Acquisition LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.864%, 10/18/28	$1,969,926	$1,969,316
Oryx Midstream Services Permian Basin, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.437%, 10/5/28	1,931,240	1,928,421
Prairie ECI Acquiror LP bank term loan FRN (CME Term SOFR 1 Month + 4.75%), 10.176%, 3/11/26	1,994,593	1,982,625
		14,092,259
Entertainment (1.2%)
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.433%, 4/22/26	1,613,232	1,317,027
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.576%, 3/1/28	944,315	943,135
Motion Finco SARL bank term loan FRN Ser. B3, (CME Term SOFR 1 Month + 3.50%), 8.837%, 11/30/29	2,000,000	1,992,500
		4,252,662
Financials (4.7%)
Alliant Holdings Intermediate, LLC bank term loan FRN Ser. B6, (CME Term SOFR 1 Month + 3.50%), 8.821%, 11/6/30	747,463	747,605
Apollo Commercial Real Estate Finance, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.941%, 3/11/28	1,410,125	1,367,821
Aretec Group, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 9.926%, 3/8/30	2,234,408	2,241,960
CoreLogic, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.941%, 4/14/28	2,479,721	2,407,264
Cushman & Wakefield US Borrower, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.00%), 9.326%, 1/31/30	400,000	399,000
Forest City Enterprises LP bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.941%, 12/7/25	1,776,228	1,699,513
Greystone Select Financial, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.571%, 6/17/28	1,449,231	1,441,985
HUB International, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.574%, 6/20/30	1,614,952	1,612,934
Osaic Holdings, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 9.826%, 8/10/28	2,677,570	2,675,910
USI, Inc./NY bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.348%, 11/22/29	1,647,046	1,644,987
WEC US Holdings, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.076%, 1/20/31	1,000,000	996,090
		17,235,069
Gaming and lottery (4.7%)
Bally’s Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.829%, 8/6/28	2,450,000	2,325,467
Caesars Entertainment, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.663%, 1/25/30	1,985,000	1,985,278
Caesars Entertainment, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.041%, 1/24/31	1,000,000	997,920
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 9.326%, 1/12/29	2,960,304	2,961,429
Flutter Financing BV bank term loan FRN Class B, (CME Term SOFR 1 Month + 2.25%), 7.698%, 11/18/30	2,000,000	1,989,580

22 Floating Rate Income Fund

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Gaming and lottery cont.
Light & Wonder International, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.07%, 4/16/29	$2,462,500	$2,461,466
Raptor Acquisition Corp. bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.633%, 11/1/26	1,477,500	1,476,392
Scientific Games Holdings LP bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.58%, 4/4/29	2,962,500	2,955,094
		17,152,626
Health care (7.2%)
athenahealth, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.25%), 8.576%, 1/27/29	2,246,772	2,225,360
Bausch + Lomb Corp. bank term loan FRN (CME Term SOFR 1 Month + 4.00%), 9.326%, 9/29/28	602,000	599,743
Bausch + Lomb Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 8.671%, 5/5/27	1,923,882	1,903,739
Charlotte Buyer, Inc. bank term loan FRN Class B, (CME Term SOFR 3 Month + 5.25%), 10.568%, 2/11/28	997,481	999,406
CHG Healthcare Services, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.092%, 9/30/28	1,000,000	999,790
Covetrus, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.348%, 10/13/29	990,000	988,347
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 1.75%), 7.176%, 2/4/27	1,835,971	1,811,607
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.00%), 7.426%, 11/15/27	1,296,774	1,270,515
Icon Luxembourg SARL bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.25%), 7.86%, 7/1/28	849,489	850,499
Insulet Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.326%, 5/4/28	1,950,000	1,950,488
Jazz Financing Lux SARL bank term loan FRN (CME Term SOFR 1 Month + 3.00%), 8.441%, 5/5/28	3,628	3,633
Medline Borrower LP bank term loan FRN (CME Term SOFR 1 Month + 3.00%), 8.441%, 9/30/28	2,947,500	2,947,647
Organon & Co. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.00%), 8.433%, 4/8/28	1,307,500	1,308,324
Perrigo Investments, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.25%), 7.676%, 4/5/29	987,500	981,328
Phoenix Guarantor, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.321%, 2/13/31	2,000,000	1,977,080
Phoenix Newco, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.691%, 8/11/28	2,947,500	2,943,816
Physician Partners, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 4.00%), 9.463%, 2/1/29	491,250	433,066
PRA Health Services, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.25%), 7.86%, 7/1/28	211,651	211,902
Surgery Center Holdings, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.82%, 12/5/30	2,000,000	2,002,220
		26,408,510

Floating Rate Income Fund 23

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Household furniture and appliances (1.3%)
Hunter Douglas, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.824%, 2/25/29	$2,955,000	$2,916,230
Osmosis Debt Merger Sub, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.08%, 7/30/28	1,970,000	1,963,637
		4,879,867
Leisure (0.3%)
Topgolf Callaway Brands Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.926%, 3/16/30	1,240,625	1,240,501
		1,240,501
Lodging/Tourism (0.7%)
Carnival Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.691%, 10/18/28	1,960,000	1,961,842
Carnival Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.318%, 8/1/27	497,500	497,604
		2,459,446
Publishing (1.3%)
Cengage Learning, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.75%), 10.326%, 6/29/26	2,177,658	2,176,308
Mav Acquisition Corp. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.191%, 7/30/28	2,441,294	2,430,406
		4,606,714
Retail (3.1%)
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.25%), 7.576%, 2/20/29	621,150	621,616
Great Outdoors Group, LLC bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 9.191%, 3/5/28	2,919,109	2,918,583
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 9.86%, 9/21/28	1,978,991	1,974,063
Michaels Cos., Inc. (The) bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.86%, 4/15/28	1,838,170	1,502,520
Petco Health & Wellness Co., Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.86%, 3/4/28	1,876,765	1,790,903
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.176%, 1/29/28	2,535,000	2,523,390
		11,331,075
Semiconductor (0.8%)
Altar Bidco, Inc. bank term loan FRN (CME Term SOFR 6 Month + 5.60%), 10.399%, 2/1/30	1,872,500	1,849,094
Altar Bidco, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.10%), 7.947%, 11/17/28	1,097,215	1,094,703
		2,943,797
Software (5.5%)
AppLovin Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.10%), 8.426%, 10/25/28	1,613,966	1,614,466
Boxer Parent Co., Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.576%, 12/8/28	2,377,517	2,384,008
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.948%, 3/30/29	3,129,827	3,099,844
Epicor Software Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.691%, 7/30/27	1,087,340	1,089,721

24 Floating Rate Income Fund

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Software cont.
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.441%, 12/1/27	$2,473,500	$2,480,203
IGT Holding IV AB bank term loan FRN (CME Term SOFR 3 Month + 3.65%), 8.972%, 3/31/28	2,966,125	2,967,994
Rocket Software, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.75%), 10.076%, 10/5/28	2,567,221	2,530,150
Skopima Consilio Parent, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 9.941%, 5/17/28	1,000,000	993,750
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.68%, 5/3/27	651,897	657,601
UKG, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.814%, 1/31/31	2,508,645	2,509,824
		20,327,561
Technology services (4.7%)
Ahead DB Holdings, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.569%, 1/24/31	500,000	499,375
Ahead DB Holdings, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.198%, 10/16/27	2,240,826	2,232,423
Arches Buyer, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.676%, 12/6/27	2,755,753	2,635,189
Dun & Bradstreet Corp. (The) bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.074%, 1/18/29	1,820,372	1,815,366
GoDaddy Operating Co., LLC bank term loan FRN (CME Term SOFR 1 Month + 2.00%), 7.441%, 8/10/27	1,219,276	1,218,728
Ingram Micro, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.61%, 7/2/28	1,460,000	1,458,175
MH Sub I, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.576%, 5/3/28	2,787,096	2,739,018
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.691%, 8/31/29	995,000	992,513
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.691%, 6/9/28	1,979,798	1,975,403
Tempo Acquisition, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.076%, 8/31/28	1,348,801	1,349,961
Tenable, Inc. bank term loan FRN (CME Term SOFR 3 Month + 2.75%), 8.191%, 7/7/28	490,000	488,981
		17,405,132
Textiles (0.4%)
Hanesbrands, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.076%, 2/14/30	1,493,713	1,489,978
		1,489,978
Transportation (1.7%)
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.329%, 4/20/28	1,950,750	1,987,327
American Airlines, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.869%, 6/4/29	1,500,000	1,498,440
Skymiles IP, Ltd. bank term loan FRN (CME Term SOFR 3 Month + 3.75%), 9.068%, 9/16/27	750,000	770,453

Floating Rate Income Fund 25

SENIOR LOANS (86.6%)*c cont.	Principal amount	Value
Transportation cont.
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.076%, 2/17/31	$765,000	$764,044
WestJet Loyalty LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.08%, 2/1/31 (Canada)	1,400,000	1,387,750
		6,408,014
Utilities and power (0.7%)
Calpine Construction Finance Co. LP bank term loan FRN (CME Term SOFR 1 Month + 2.25%), 7.576%, 7/20/30	2,019,319	2,010,797
Pacific Gas & Electric Co. bank term loan FRN (CME Term SOFR 3 Month + 2.50%), 7.826%, 6/23/27	500,000	499,835
		2,510,632
Total senior loans (cost $320,602,835)		$317,622,582

CORPORATE BONDS AND NOTES (5.0%)*	Principal amount	Value
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	$500,000	$472,850
Calpine Corp. 144A sr. unsec. notes 5.125%, 3/15/28	1,000,000	950,642
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	2,250,000	2,210,704
Connect Finco SARL/Connect US Finco, LLC 144A company guaranty sr. notes 6.75%, 10/1/26 (Luxembourg)	1,000,000	981,178
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	1,100,000	958,793
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	1,000,000	943,870
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	1,000,000	985,850
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	864,000	821,880
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	1,000,000	927,350
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	1,000,000	1,016,242
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27	1,000,000	962,030
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	1,000,000	995,960
Smyrna Ready Mix Concrete, LLC 144A sr. notes 6.00%, 11/1/28	1,000,000	969,839
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	721,000	694,176
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	1,000,000	978,866
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	1,000,000	1,011,810
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28	1,000,000	1,005,340
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	1,000,000	1,015,907
Vistra Operations Co., LLC 144A company guaranty sr. notes 5.125%, 5/13/25	384,000	380,835
Total corporate bonds and notes (cost $18,011,709)		$18,284,122

COMMON STOCKS (—%)*	Shares	Value
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) †	113,884	$170,826
Total common stocks (cost $142,355)		$170,826

26 Floating Rate Income Fund

SHORT-TERM INVESTMENTS (9.1%)*	Shares	Value
Putnam Short Term Investment Fund Class P 5.51% L	33,496,135	$33,496,135
Total short-term investments (cost $33,496,135)		$33,496,135

TOTAL INVESTMENTS
Total investments (cost $372,253,034)	$369,573,665

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2023 through February 29, 2024 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $366,693,287.
†	This security is non-income-producing.
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 2/29/24
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 41 Index	B+/P	$(20,934)	$8,910,000	$564,894	12/20/28	500 bp — Quarterly	$633,060
Total	$(20,934)		$633,060
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2024. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Floating Rate Income Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Utilities and power	$—	$170,826	$—
Total common stocks	—	170,826	—
Corporate bonds and notes	—	18,284,122	—
Senior loans	—	317,622,582	—
Short-term investments	—	33,496,135	—
Totals by level	$—	$369,573,665	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$653,994	$—
Totals by level	$—	$653,994	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

28 Floating Rate Income Fund

Statement of assets and liabilities 2/29/24

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $338,756,899)	$336,077,530
Affiliated issuers (identified cost $33,496,135) (Note 5)	33,496,135
Cash	1,149,247
Interest and other receivables	2,364,730
Receivable for shares of the fund sold	250,855
Receivable for investments sold	2,432,825
Receivable for variation margin on centrally cleared swap contracts (Note 1)	13,690
Deposits with broker (Note 1)	708,516
Receivable from broker (Note 1)	1,024
Prepaid assets	33,559
Total assets	376,528,111

LIABILITIES
Payable for investments purchased	7,349,333
Payable for shares of the fund repurchased	1,702,703
Payable for compensation of Manager (Note 2)	161,228
Payable for custodian fees (Note 2)	4,051
Payable for investor servicing fees (Note 2)	73,074
Payable for Trustee compensation and expenses (Note 2)	94,767
Payable for administrative services (Note 2)	1,211
Payable for distribution fees (Note 2)	109,256
Distributions payable to shareholders	202,317
Other accrued expenses	136,884
Total liabilities	9,834,824

Net assets	$366,693,287

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$451,462,132
Total distributable earnings (Note 1)	(84,768,845)
Total — Representing net assets applicable to capital shares outstanding	$366,693,287

(Continued on next page)

Floating Rate Income Fund 29

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($227,247,127 divided by 28,472,753 shares)	$7.98
Offering price per class A share (100/97.75 of $7.98)*	$8.16
Net asset value and offering price per class B share ($416,000 divided by 52,138 shares)**	$7.98
Net asset value and offering price per class C share ($20,658,853 divided by 2,590,813 shares)**	$7.97
Net asset value, offering price and redemption price per class R share
($494,656 divided by 62,005 shares)	$7.98
Net asset value, offering price and redemption price per class R6 share
($6,825,390 divided by 854,711 shares)	$7.99
Net asset value, offering price and redemption price per class Y share
($111,051,261 divided by 13,900,009 shares)	$7.99

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Floating Rate Income Fund

Statement of operations Year ended 2/29/24

INVESTMENT INCOME
Interest (including interest income of $1,691,181 from investments in affiliated issuers) (Note 5)	$33,672,289
Total investment income	33,672,289

EXPENSES
Compensation of Manager (Note 2)	2,037,991
Investor servicing fees (Note 2)	462,745
Custodian fees (Note 2)	17,402
Trustee compensation and expenses (Note 2)	16,103
Distribution fees (Note 2)	761,423
Administrative services (Note 2)	11,044
Other	347,097
Total expenses	3,653,805
Expense reduction (Note 2)	(30,759)
Net expenses	3,623,046

Net investment income	30,049,243

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(5,239,198)
Swap contracts (Note 1)	750,380
Total net realized loss	(4,488,818)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	11,175,767
Swap contracts	87,119
Total change in net unrealized appreciation	11,262,886

Net gain on investments	6,774,068

Net increase in net assets resulting from operations	$36,823,311

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 31

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 2/29/24	Year ended 2/28/23
Operations
Net investment income	$30,049,243	$21,989,976
Net realized loss on investments	(4,488,818)	(10,504,391)
Change in net unrealized appreciation (depreciation)
of investments	11,262,886	(8,087,269)
Net increase in net assets resulting from operations	36,823,311	3,398,316
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(18,806,409)	(12,287,325)
Class B	(46,036)	(58,973)
Class C	(1,682,862)	(1,035,805)
Class R	(38,652)	(28,551)
Class R6	(757,854)	(398,963)
Class Y	(10,384,967)	(8,496,215)
From return of capital
Class A	(874,431)	—
Class B	(2,141)	—
Class C	(78,247)	—
Class R	(1,797)	—
Class R6	(35,238)	—
Class Y	(482,865)	—
Decrease from capital share transactions (Note 4)	(7,691,071)	(106,094,819)
Total decrease in net assets	(4,059,259)	(125,002,335)

NET ASSETS
Beginning of year	370,752,546	495,754,881
End of year	$366,693,287	$370,752,546

The accompanying notes are an integral part of these financial statements.

32 Floating Rate Income Fund

This page left blank intentionally.

Floating Rate Income Fund 33

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 29, 2024	$7.89	.65	.16	.81	(.69)	(.03)	(.72)	$7.98	10.74	$227,247	1.04	8.20	31
February 28, 2023	8.18	.41	(.28)	.13	(.42)	—	(.42)	7.89	1.78	205,018	1.03	5.14	26
February 28, 2022	8.27	.22	(.09)	.13	(.22)	—	(.22)	8.18	1.63	268,621	1.00	2.70	42
February 28, 2021	8.28	.24	(.02)	.22	(.23)	—	(.23)	8.27	2.87	220,335	1.04	2.96	32
February 29, 2020	8.46	.36	(.16)	.20	(.37)	(.01)	(.38)	8.28	2.31	226,047	1.03	4.28	33
Class B
February 29, 2024	$7.89	.63	.16	.79	(.67)	(.03)	(.70)	$7.98	10.52	$416	1.24	7.98	31
February 28, 2023	8.17	.38	(.26)	.12	(.40)	—	(.40)	7.89	1.70	847	1.23	4.88	26
February 28, 2022	8.27	.20	(.09)	.11	(.21)	—	(.21)	8.17	1.30	1,534	1.20	2.45	42
February 28, 2021	8.27	.22	—[d]	.22	(.22)	—	(.22)	8.27	2.79	3,514	1.24	2.80	32
February 29, 2020	8.46	.35	(.18)	.17	(.35)	(.01)	(.36)	8.27	1.98	6,429	1.23	4.10	33
Class C
February 29, 2024	$7.89	.59	.15	.74	(.63)	(.03)	(.66)	$7.97	9.77	$20,659	1.79	7.45	31
February 28, 2023	8.17	.35	(.27)	.08	(.36)	—	(.36)	7.89	1.14	21,993	1.78	4.45	26
February 28, 2022	8.27	.16	(.10)	.06	(.16)	—	(.16)	8.17	.74	24,485	1.75	1.94	42
February 28, 2021	8.27	.18	(.01)	.17	(.17)	—	(.17)	8.27	2.22	34,828	1.79	2.24	32
February 29, 2020	8.46	.30	(.18)	.12	(.30)	(.01)	(.31)	8.27	1.42	51,058	1.78	3.54	33
Class R
February 29, 2024	$7.89	.63	.16	.79	(.67)	(.03)	(.70)	$7.98	10.46	$495	1.29	7.95	31
February 28, 2023	8.17	.39	(.27)	.12	(.40)	—	(.40)	7.89	1.65	436	1.28	4.95	26
February 28, 2022	8.27	.20	(.10)	.10	(.20)	—	(.20)	8.17	1.25	554	1.25	2.44	42
February 28, 2021	8.28	.22	(.02)	.20	(.21)	—	(.21)	8.27	2.61	650	1.29	2.70	32
February 29, 2020	8.46	.34	(.16)	.18	(.35)	(.01)	(.36)	8.28	2.05	687	1.28	3.99	33
Class R6
February 29, 2024	$7.90	.67	.16	.83	(.71)	(.03)	(.74)	$7.99	11.10	$6,825.72		8.51	31
February 28, 2023	8.18	.43	(.26)	.17	(.45)	—	(.45)	7.90	2.23	6,110.70		5.49	26
February 28, 2022	8.28	.25	(.10)	.15	(.25)	—	(.25)	8.18	1.83	7,021.68		3.02	42
February 28, 2021	8.29	.26	(.01)	.25	(.26)	—	(.26)	8.28	3.23	4,994.70		3.30	32
February 29, 2020	8.47	.39	(.16)	.23	(.40)	(.01)	(.41)	8.29	2.66	5,700.70		4.61	33
Class Y
February 29, 2024	$7.90	.67	.15	.82	(.70)	(.03)	(.73)	$7.99	11.01	$111,051.79		8.44	31
February 28, 2023	8.19	.42	(.27)	.15	(.44)	—	(.44)	7.90	2.04	136,348.78		5.32	26
February 28, 2022	8.28	.25	(.10)	.15	(.24)	—	(.24)	8.19	1.88	193,541.75		2.97	42
February 28, 2021	8.29	.26	(.02)	.24	(.25)	—	(.25)	8.28	3.13	90,104.79		3.23	32
February 29, 2020	8.47	.39	(.17)	.22	(.39)	(.01)	(.40)	8.29	2.57	110,079.78		4.57	33

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund	Floating Rate Income Fund 35

Notes to financial statements 2/29/24

Unless otherwise noted, the “reporting period” represents the period from March 1, 2023 through February 29, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants, certain foreign currency transactions, and credit default, total return and interest rate swap contracts for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 2.25%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	1.00% phased out over two years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

36 Floating Rate Income Fund

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Floating Rate Income Fund 37

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $708,516 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program except for testing purposes.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or

38 Floating Rate Income Fund

emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 29, 2024, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$11,336,980	$70,550,138	$81,887,118

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $367,393 to decrease distributions in excess of net investment income and $367,393 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,300,470
Unrealized depreciation	(4,979,879)
Net unrealized depreciation	(2,679,409)
Capital loss carryforward	(81,887,118)
Cost for federal income tax purposes	$372,907,068

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Floating Rate Income Fund 39

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.559% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management and PIL became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction (together, the “Previous Advisory Contracts”). However, for the period from January 1, 2024 until January 4, 2024, Putnam Management and PIL continued to provide uninterrupted services with respect to the fund pursuant to interim investment management and sub-management contracts (together, the “Interim Advisory Contracts”) that were approved by the Board of Trustees. The terms of the Interim Advisory Contracts were identical to those of the Previous Advisory Contracts, except for the term of the contracts and those provisions required by regulation. On January 4, 2024, new investment management and sub-management contracts were approved by fund shareholders at a shareholder meeting held in connection with the Transaction (together, the “New Advisory Contracts”). The New Advisory Contracts took effect on January 4, 2024 and replaced the Interim Advisory Contracts. The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

40 Floating Rate Income Fund

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$279,431	Class R	591
Class B	707	Class R6	4,227
Class C	27,290	Class Y	150,499
		Total	$462,745

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $30,759 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $310, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$544,258
Class B	1.00%	0.45%	2,461
Class C	1.00%	1.00%	212,402
Class R	1.00%	0.50%	2,302
Total			$761,423

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,512 from the sale of class A shares and received no monies and $612 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $9,678 on class A redemptions.

Floating Rate Income Fund 41

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$103,127,780	$115,362,479
U.S. government securities (Long-term)	—	—
Total	$103,127,780	$115,362,479

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class A	Shares	Amount	Shares	Amount
Shares sold	7,734,532	$61,065,971	8,332,826	$66,117,550
Shares issued in connection with
reinvestment of distributions	2,322,162	18,367,640	1,459,539	11,430,630
	10,056,694	79,433,611	9,792,365	77,548,180
Shares repurchased	(7,552,513)	(59,592,304)	(16,670,045)	(131,027,338)
Net increase (decrease)	2,504,181	$19,841,307	(6,877,680)	$(53,479,158)

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class B	Shares	Amount	Shares	Amount
Shares sold	1	$8	3,055	$24,397
Shares issued in connection with
reinvestment of distributions	6,082	48,003	7,420	58,068
	6,083	48,011	10,475	82,465
Shares repurchased	(61,346)	(483,315)	(90,777)	(718,168)
Net decrease	(55,263)	$(435,304)	(80,302)	$(635,703)

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class C	Shares	Amount	Shares	Amount
Shares sold	557,851	$4,406,357	989,755	$7,823,291
Shares issued in connection with
reinvestment of distributions	206,341	1,629,856	122,254	955,959
	764,192	6,036,213	1,112,009	8,779,250
Shares repurchased	(961,879)	(7,595,270)	(1,320,632)	(10,383,194)
Net decrease	(197,687)	$(1,559,057)	(208,623)	$(1,603,944)

42 Floating Rate Income Fund

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class R	Shares	Amount	Shares	Amount
Shares sold	4,975	$39,438	45,426	$358,920
Shares issued in connection with
reinvestment of distributions	5,121	40,449	3,633	28,404
	10,096	79,887	49,059	387,324
Shares repurchased	(3,394)	(26,882)	(61,471)	(480,997)
Net increase (decrease)	6,702	$53,005	(12,412)	$(93,673)

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,089,356	$8,648,633	384,256	$3,073,811
Shares issued in connection with
reinvestment of distributions	100,162	793,092	50,848	398,228
	1,189,518	9,441,725	435,104	3,472,039
Shares repurchased	(1,108,064)	(8,815,873)	(519,651)	(4,058,391)
Net increase (decrease)	81,454	$625,852	(84,547)	$(586,352)

	YEAR ENDED 2/29/24		YEAR ENDED 2/28/23
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,225,831	$41,375,769	7,544,876	$60,006,570
Shares issued in connection with
reinvestment of distributions	1,207,725	9,556,624	969,774	7,605,273
	6,433,556	50,932,393	8,514,650	67,611,843
Shares repurchased	(9,787,674)	(77,149,267)	(14,904,281)	(117,307,832)
Net decrease	(3,354,118)	$(26,216,874)	(6,389,631)	$(49,695,989)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/23	cost	proceeds	income	of 2/29/24
Short-term investments
Putnam Short Term
Investment Fund
Class P*	$33,906,849	$136,412,441	$136,823,155	$1,691,181	33,496,135
Total Short-term
investments	$33,906,849	$136,412,441	$136,823,155	$1,691,181	$33,496,135

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Floating Rate Income Fund 43

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared credit default contracts (notional)	$9,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$653,994*	Payables	$—
Total		$653,994		$—

* Includes cumulative appreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$750,380	$750,380
Total	$750,380	$750,380

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$87,119	$87,119
Total	$87,119	$87,119

44 Floating Rate Income Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc.
	(clearing broker)	Total
Assets:
Centrally cleared credit default contracts§	$13,690	$13,690
Total Assets	$13,690	$13,690
Liabilities:
Centrally cleared credit default contracts§	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$13,690	$13,690
Total collateral received (pledged)†##	$—
Net amount	$13,690
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the table listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $708,516.

Floating Rate Income Fund 45

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

46 Floating Rate Income Fund

Shareholder meeting results (Unaudited)

January 4, 2024 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
21,377,002	560,684	1,702,651

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
21,234,038	638,228	1,768,071

All tabulations are rounded to the nearest whole number.

Floating Rate Income Fund 47

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy*

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation .

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Director of Choice Bank, a private, community bank based in North Dakota. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Member of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

48 Floating Rate Income Fund

George Putnam III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member of International Rescue Committee; Board Member of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

INTERESTED TRUSTEES

Robert L. Reynolds†

Born 1952, Trustee since 2008

Principal occupations during past five years: Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors. Until 2023, President and Chief Executive Officer of Putnam Investments, President and Chief Executive Officer of Putnam Management, and member of Putnam Investments' Board of Directors.

Other directorships: Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

Jane E. Trust‡

Born 1962, Trustee since 2024

Principal occupations during past five years: Since 2020, Senior Vice President, Fund Board Management, Franklin Templeton. Since 2015, Officer and/or Trustee/Director of 123 funds associated with Franklin Templeton Fund Advisor, LLC ("FTFA") or its affiliates, and President and Chief Executive Officer of FTFA. From 2018 to 2020, Senior Managing Director of Legg Mason & Co., LLC ("Legg Mason & Co."). From 2016 to 2018, Managing Director of Legg Mason & Co. In 2015, Senior Vice President of FTFA.

Other directorships: None.

Floating Rate Income Fund 49

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of February 29, 2024, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam family of funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Alan G. McCormack (Born 1964)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Head of Quantitative Equities and Risk,
Putnam Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Denere P. Poulack (Born 1968)
Since 2016	Assistant Vice President, Assistant Clerk,
Chief Compliance Officer, Putnam Management	and Assistant Treasurer
and Putnam Holdings	Since 2004

Michael J. Higgins (Born 1976)	Janet C. Smith (Born 1965)
Vice President, Treasurer, and Clerk	Vice President, Principal Financial Officer, Principal
Since 2010	Accounting Officer, and Assistant Treasurer
Since 2007
Jonathan S. Horwitz (Born 1955)	Head of Fund Administration Services, Putnam Holdings
Executive Vice President, Principal Executive Officer,	and Putnam Management
and Compliance Liaison
Since 2004	Stephen J. Tate (Born 1974)
Vice President and Chief Legal Officer
Kelley Hunt (Born 1984)	Since 2021
AML Compliance Officer	Deputy General Counsel, Franklin Templeton, and
Since 2023	Secretary, Putnam Holdings, Putnam Management, and
Manager, U.S. Financial Crime Compliance,	Putnam Retail Management
Franklin Templeton

Martin Lemaire (Born 1984)
Vice President and Derivatives Risk Manager
Since 2022
Risk Manager and Risk Analyst, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

50 Floating Rate Income Fund

Fund information

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Barbara M. Baumann, Vice Chair	Principal Executive Officer,
100 Federal Street	Liaquat Ahamed	and Compliance Liaison
Boston, MA 02110	Katinka Domotorffy
	Catharine Bond Hill	Kelley Hunt
Investment Sub-Advisor	Jennifer Williams Murphy	AML Compliance Officer
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Martin Lemaire
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Derivatives Risk Manager
Marketing Services	Mona K. Sutphen
Putnam Retail Management	Jane E. Trust	Alan G. McCormack
Limited Partnership		Vice President and
100 Federal Street	Officers	Derivatives Risk Manager
Boston, MA 02110	Robert L. Reynolds
	President, The Putnam Funds	Denere P. Poulack
Custodian		Assistant Vice President,
State Street Bank	Kevin R. Blatchford	Assistant Clerk, and
and Trust Company	Vice President and	Assistant Treasurer
Assistant Treasurer
Legal Counsel		Janet C. Smith
Ropes & Gray LLP	James F. Clark	Vice President,
	Vice President and	Principal Financial Officer,
Independent Registered	Chief Compliance Officer	Principal Accounting Officer,
Public Accounting Firm		and Assistant Treasurer
PricewaterhouseCoopers LLP	Michael J. Higgins
	Vice President, Treasurer,	Stephen J. Tate
	and Clerk	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of the fund’s Quarterly Performance Summary, and the fund’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com or franklintempleton.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This page left blank intentionally.

This page left blank intentionally.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2024	$89,933	$ —	$9,614	$ —
February 28, 2023	$80,120	$ —	$9,334	$ —

For the fiscal years ended February 29, 2024 and February 28, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $673,977 and $251,345 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2024	$ —	$664,363	$ —	$ —
February 28, 2023	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 25, 2024